EATON VANCE GLOBAL GROWTH FUND Supplement to Prospectus dated January 1, 2010

The Board of Trustees of the Fund recently approved a proposal to reorganize the Fund into Eaton Vance Multi-Cap Growth Fund, a series of Eaton Vance Growth Trust with substantially the same investment objective as the Fund. Proxy materials describing the proposed reorganization are expected to be mailed in September 2010 to the Fund’s record date shareholders. If shareholders of the Fund approve the reorganization, it is expected to be completed in the fourth quarter of 2010. For additional information regarding the investment strategies and principal risks of Multi-Cap Growth Fund, please see that fund’s prospectus, which can be located at http://funddocuments.eatonvance.com.

After the close of business on June 18, 2010, the Fund will be closed to new investors, with limited exceptions. After the closure date, additional purchases may be made by qualified retirement plans and discretionary fee-based programs sponsored by broker dealers that have selected or invested in the Fund prior to June 18, 2010. The Fund reserves the right to change this policy at any time.

June 14, 2010